QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

NBTY, INC.
(Exact name of registrant as specified in charter)

001-31788
(Commission file number)

DELAWARE (State or other jurisdiction of incorporation or organization)	11-2228617 (I.R.S. Employer Identification No.)
90 Orville Drive Bohemia, New York (Address of principal executive offices)	11716 (Zip Code)

(631) 567-9500
(Registrant's telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits.

99.1
Press release issued by NBTY, Inc. dated July 22, 2004

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 22, 2004, NBTY, Inc. issued a press release announcing fiscal third quarter results. A copy of the press release is attached as Exhibit 99.1.

        This information is furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583.

        This Form 8-K and the attached Exhibit are furnished to comply with Item 7 and Item 12 of Form 8-K. Neither this Form 8-K nor the attached Exhibit are to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2004	NBTY, INC.
	By:	/s/ HARVEY KAMIL Harvey Kamil President and Chief Financial Officer

QuickLinks

  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES